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                                                                    Exhibit 99.2
                               GUARANTY AGREEMENT

     This Guaranty Agreement ("Guaranty Agreement"), is executed and delivered by each of the undersigned guarantors (each a "Guarantor") to Bank of America, N.A., in its capacity as the administrative agent for the Lenders under the Loan and Security Agreement, as follows:

                                   Definitions

     The following terms shall have the following meanings wherever used in this Guaranty Agreement:

     "Borrowers" means the "Borrowers" under the Loan and Security Agreement, excluding, with respect to each Guarantor, such Guarantor.

     "Guaranteed Obligations" means all indebtedness, obligations, and liabilities now or hereafter, from time to time, owing by the Borrowers to the Agent or the Lenders under or pursuant to the Loan and Security Agreement or any of the other Loan Documents, including, without limitation, all unpaid principal and accrued interest on the Revolving Loans (whether now existing or hereafter arising), all reimbursement obligations in respect of letters of credit and all other fees, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses and other legal costs), and other monetary obligations of the Borrowers under the Loan and Security Agreement or any of the other Loan Documents, now existing or hereafter arising, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and all renewals, extensions, modifications, rearrangements, and increases of any of the foregoing. Guaranteed Obligations includes, without limitation, the "Obligations" as defined by the Loan and Security Agreement, now or hereafter owing by the Borrowers.

     "Guarantor" has the meaning specified in the introductory paragraph hereof and "Guarantors" means one or more of such Persons collectively.

     "Guaranty Agreement" has the meaning specified in the introductory paragraph hereof.

     "Loan and Security Agreement" means the certain Loan and Security Agreement, dated as of November 28, 2005 among the lending institutions from time to time party thereto, Bank of America, N.A., as administrative agent for such lending institutions, and the Amkor Technology, Inc., and certain of its Subsidiaries, as such agreement may be renewed, extended, amended, supplemented, restated, or otherwise modified from time to time.

Terms defined by the Loan and Security Agreement, wherever used herein, unless otherwise defined above, shall have the same meanings in this Guaranty Agreement as are set forth in the Loan and Security Agreement, and each of such definitions hereby is deemed to be incorporated herein by reference. Each of the Guarantors expressly acknowledges that it has read and is familiar with all such incorporated definitions and that incorporation of same herein shall be


GUARANTY AGREEMENT - Page 1
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deemed to have the same effect and enforceability as though each of such incorporated definitions is set forth herein at length.

                                    Recitals:

     A. The Borrowers, the Agent, and the Lenders have executed and entered into the Loan and Security Agreement, which provides for Revolving Loans by the Lenders to the Borrowers and for the issuance of Letters of Credit by the Issuing Bank on the terms and conditions prescribed therein.

     B. This Guaranty Agreement is required by the Loan and Security Agreement and each Guarantor's execution and delivery hereof is a condition (among other conditions) to the making of the Revolving Loans and the issuance of the Letters of Credit.

     C. Each Guarantor has determined that (i) it will directly and indirectly benefit from the availability of financing to the Borrowers under the Loan and Security Agreement and the other transactions evidenced by and contemplated in the Loan Documents, (ii) it will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement, (iii) it is in such Guarantor's best interest, and within its corporate purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (iv) execution and delivery of this Guaranty Agreement and any other Loan Documents to which such Guarantor is a party is necessary or convenient to the conduct, promotion, and attainment of the business of such Guarantor.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

     1. Guaranty of Guaranteed Obligations. This Guaranty Agreement is executed by each Guarantor pursuant to the Loan and Security Agreement and is for the benefit of the Agent and the Lenders. As an inducement to the Lenders to make the Revolving Loans and extend and continue to extend credit and other financial accommodations to the Borrowers under the Loan Documents, and to the Issuing Bank to provide Letters of Credit as provided by the Loan and Security Agreement, for value received, each Guarantor hereby unconditionally, irrevocably and absolutely guarantees the prompt and full payment and performance of the Guaranteed Obligations when due or declared to be due and at all times thereafter.

     2. Nature of Guaranty. This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable, and continuing unlimited guaranty of payment, and not solely of collection. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan and Security Agreement and the other Loan Documents, without setoff or counterclaim, and regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The Guaranteed Obligations may be increased, reduced, or paid in full at any time and from time to time without affecting the liability or obligation of any Guarantor under this Guaranty Agreement with respect to all Guaranteed Obligations, whenever incurred or arising. All Guaranteed Obligations now or hereafter arising shall be conclusively presumed to have been

GUARANTY AGREEMENT - Page 2
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made or acquired in acceptance hereof. Each Guarantor shall be liable, jointly and severally, with the Borrowers and any other Person now or hereafter obligated in respect of the Guaranteed Obligations, or any portion thereof. It is the intention of each Guarantor and the Lenders that such Guarantor's liabilities and obligations hereunder shall not be discharged except by such Guarantor's full and complete payment and performance of such liabilities and obligations and then only to the extent of such payment and performance (to the extent not otherwise satisfied by any Borrower or any other Person now or hereafter obligated in respect of the Guaranteed Obligations).

     3. Representations and Warranties. Each of the representations and warranties in the Loan and Security Agreement relating to each Guarantor are incorporated by reference and restated herein. In addition, each Guarantor hereby represents and warrants to the Agent and the Lenders as follows:

          (a) Each Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Loan and Security Agreement and the other Loan Documents. This Guaranty Agreement is given by each Guarantor in furtherance of the direct and indirect business interests and corporate purposes of such Guarantor, and is necessary to the conduct, promotion, and attainment of the businesses of the Borrowers and such Guarantor. The value of the consideration received and to be received by each Guarantor is reasonably worth at least as much as the liability and obligation of such Guarantor hereunder.

          (b) Each Guarantor is currently informed of the financial condition of the Borrowers, each other Obligor, and any and all other Persons obligated in respect of the Guaranteed Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor has read and understands the terms and conditions of the Loan Documents. Each Guarantor is familiar with, and has had an opportunity to review the books and records regarding the financial condition of the Borrowers and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided that such Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement. Each Guarantor has adequate means to obtain, on a continuing basis, information concerning the financial condition of the Borrowers. No Guarantor has been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that any Person other than such Guarantor will be liable to pay the Guaranteed Obligations. Neither the Agent, nor any other Lender, has made any representation, warranty, or statement to any Guarantor in order to induce such Guarantor to execute this Guaranty Agreement.

          4. Covenants. Each Guarantor agrees that until all Revolving Commitments have been terminated and the Guaranteed Obligations have been paid in full, such Guarantor will comply with all covenants set forth in the Loan and Security Agreement which are applicable to such Guarantor.


GUARANTY AGREEMENT - Page 3
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          5. Obligations Not Impaired. Each Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events:
     (i) lack of organizational authority of any of the Borrowers or any other Obligor; (ii) any receivership, insolvency, bankruptcy, or other proceedings affecting the Borrowers or any other Obligor or its property;
     (iii) partial or total release or discharge of the Borrowers or any other Obligor or other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any Applicable Law or otherwise; (iv) any change in the time, manner, or place of payment of, or in any other term of, or any increase in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents; (v) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement, or any other Guaranty; (vi) the taking or accepting of any other Guaranty for all or any part of the Guaranteed Obligations; (vii) any failure to acquire, perfect, or continue any Lien on Collateral securing all or any part of the Guaranteed Obligations or on any other property securing this Guaranty Agreement; (viii) any exchange, release, or subordination of any Lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (ix) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty Agreement in a commercially reasonable manner or as otherwise may be required by any Applicable Law; (x) any merger, reorganization, consolidation, or dissolution of any of the Borrowers, such Guarantor, or any other Obligor, any sale, lease, or transfer of any or all of the assets of any of the Borrowers, such Guarantor, or any other Obligor, or any change in name, business, organization, location, composition, structure, or organization of any of the Borrowers, the Guarantor, or any other Obligor; (xi) any Change of Control or any other change in the shareholders of any of the Borrowers, such Guarantor, or any other Obligor; (xii) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; (xiii) avoidance or subordination of the Guaranteed Obligations, or any portion thereof; (xiv) the unenforceability of all or any part of the Guaranteed Obligations against any of the Borrowers because any interest contracted for, charged, or received in respect of the Guaranteed Obligations exceeds the amount permitted by any Applicable Law;
     (xv) any waiver, consent, extension, forbearance, or granting of any indulgence by the Lenders with respect to the Guaranteed Obligations or any provision of any of the Loan Documents; (xvi) any delay in or lack of enforcement of any remedies under the Loan Documents; (xvii) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (xviii) any election of remedies by any of the Lenders; (xix) any of the Loan Documents were forged; (xx) the election by any of the Lenders in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof;
     (xxi) any borrowing or grant of a security interest by any of the Borrowers or any other Obligor, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or the use of cash collateral by any of the Borrowers, or any consent by the Agent and the Lenders to any of the foregoing; (xxii) the disallowance in bankruptcy of all or any portion of the claims of any of the Lenders for payment of any of the Guaranteed Obligations; or (xxiii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to any of the Borrowers,


GUARANTY AGREEMENT - Page 4
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     such Guarantor, or any other Obligor (other than that the Guaranteed
     Obligations shall have been indefeasibly paid and performed in full).

          6. Consent and Waiver.

          (a) Each Guarantor hereby waives: (i) notice of acceptance of this Guaranty Agreement; (ii) notice of any Revolving Loans, Letters of Credit, or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor's right to make inquiry of the Agent to ascertain the amount thereof at any reasonable time; (iv) notice of any adverse change in the financial condition of any of the Borrowers, any other Obligor, or any other Person or of any other fact that might increase or otherwise change such Guarantor's risk with respect to the Guaranteed Obligations, any of the Borrowers, or any other Person under this Guaranty Agreement; (v) notice of presentment for payment, demand, protest, and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence, or promptness in enforcement and indulgences of every kind as to any promissory notes or other instruments among the Loan Documents; (vi) notice of any of the events or circumstances enumerated in paragraph 5 hereof, and all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice is specifically required to be given to such Guarantor hereunder or under any of the Loan Documents to which such Guarantor is a party); (vii) any requirement that any of the Lenders protect, secure, perfect, or insure any Lien on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against the Borrowers, any other Obligor, or any other Person or any Collateral or any other property subject to a Lien;
     (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any Liens in the Collateral or other property as security for the Guaranteed Obligations or this Guaranty Agreement; (ix) all rights by which such Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against any of the Borrowers, any other Obligor, or any other Person, whether arising pursuant to Section
     34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise; or (x) any other defense of any of the Borrowers, any other Obligor, or any other Person (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full).

          (b) Each Guarantor hereby waives and agrees not to assert against any Lender, to the extent allowed by any Applicable Law: (i) any defense, setoff, counterclaim, or claim of any kind or nature available to any of the Borrowers, any other Obligor, or any other Person against any Lender, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any Lien in the Collateral or any other property as security for the Guaranteed Obligations; and (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Lender under any Applicable Law.


GUARANTY AGREEMENT - Page 5
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          (c) The Agent shall have the right to seek recourse against each
     Guarantor to the fullest extent provided for herein, and no election by the Agent to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Agent's right to proceed in any other form of action or proceeding or against other parties unless the Agent has expressly waived such right in writing. Without limiting the foregoing, no action or proceeding by any Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of any Guarantor under this Guaranty Agreement except to the extent that the Lenders finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations.

          (d) Each Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of the Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any Collateral or other security for or Guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against any of the Borrowers, any other Obligor, such Guarantor, or any other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document, or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations.

          (e) The Agent may at any time, without the consent of or notice to any Guarantor (but otherwise subject to any requirement for consent of any or all of the Lenders as prescribed by the Loan and Security Agreement), without incurring responsibility to any Guarantor and without impairing, releasing, reducing, or affecting the obligations of any Guarantor hereunder: (i) change the manner, place, or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund, or alter all or any part of the Guaranteed Obligations;
     (ii) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any Collateral and any Lien securing all or any part of the Guaranteed Obligations or this Guaranty Agreement or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail, or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against any of the Borrowers, any other Obligor, or any other Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any obligations, indebtedness, or liabilities which may be due or become due to the Lenders or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise, or other property of the Borrowers or any other Obligor to the satisfaction and liquidation of indebtedness or obligations of any of the Obligor to the

GUARANTY AGREEMENT - Page 6
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     Lenders, if any, not guaranteed under this Guaranty Agreement; (vii)
     release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to the Borrowers or any other Obligor or any other Person in respect thereof; (viii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents;
     (ix) partially or fully release or substitute any guarantor, or enforce, exchange, release, or waive any security for the Guaranteed Obligations, or any portion thereof; (x) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally, or separately, and apply any amounts obtained by the Agent in such manner as the Agent may elect, subject to the Loan Documents; and (xi) apply any sums paid to the Lenders by any Guarantor, the Borrowers, any other Obligor, or any other Person to the Guaranteed Obligations as provided by the Loan Documents.

          (f) Should the Agent or any other Lender seek to enforce the obligations hereunder by action in any court or otherwise, each Guarantor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against any of the Borrowers, any other Obligor, or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against any such Person, or that any of the Borrowers or any other such Person should be joined in such cause or (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty Agreement. Such waiver shall be without prejudice to the Agent's right, at its option, to proceed against the Borrowers, any other Obligor, or any other Person, whether by separate action or by joinder.

          (g) If, in connection with the exercise of any of its rights and remedies, the Agent or any other Lender shall forfeit any of its rights or remedies, including, without limitation, its right to a deficiency judgment in respect of the Guaranteed Obligations, whether because of any Applicable Law pertaining to "election of remedies," disposition of collateral, or the like, each Guarantor hereby consents to such action by the Agent or such Lender and waives any claim based upon such action. Any action which results in the denial or impairment of any such right to seek a deficiency judgment against any of the Borrowers, any other Obligor, or any other Person shall not impair the obligation of any Guarantor to pay the full amount of the Guaranteed Obligations or any other obligation of any Guarantor contained herein.

          (h) Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Agent, for the benefit of the Lenders, is prevented by any Applicable Law from exercising its right to accelerate the maturity of all or any portion of the Guaranteed Obligations, to collect interest thereon, or to enforce or exercise any other right or remedy with respect thereto, or the Agent is prevented from taking any action to enforce any Lien in the Collateral or any other property as security for the Guaranteed Obligations or realize on the Collateral, such Guarantor shall pay to the Agent, for the account of the Lenders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Lenders, as the case may be.


GUARANTY AGREEMENT - Page 7
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          (i) Each Guarantor hereby assumes sole responsibility for keeping itself informed of the financial condition of the Borrowers, each other Obligor, and any other Person liable for all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof. Each Guarantor hereby agrees that neither the Agent nor any Lender shall have any obligation or duty to advise it of information known to any of them regarding such condition or any such circumstance.

          (j) Each Guarantor consents and agrees that neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of such Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

          (k) Each Guarantor agrees that the Agent may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the liabilities or obligations of such Guarantor hereunder.

          (l) Each Guarantor agrees that neither the Agent nor any Lender shall be liable for any failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest, or assignment intended as security, or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations.

     7. Default. Upon the occurrence and during the continuation of an Event of Default, each Guarantor agrees, to pay to the Agent, for the benefit of the Lenders, at the Agent's office located in Dallas County, Texas or at such other place as the Agent may specify to such Guarantor in writing, on demand by the Agent and without further notice of dishonor and without notice of any kind to any Obligor, such Guarantor, or any other Person, the full unpaid amount of the Guaranteed Obligations, in immediately available funds, or such lesser amount, if any, as may then be due and payable and demanded by the Agent from time to time. If acceleration of the time for payment of any amount payable by the Borrowers or any other Obligor under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy, or reorganization of any Obligor, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by each Guarantor hereunder promptly on demand by the Agent, and such Guarantor expressly and unconditionally agrees to make such payment in full.

     8. No Waiver, Remedies.

          (a) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. In no event shall any waiver of the provisions of this Guaranty Agreement be effective unless the same be in writing and signed by an officer


GUARANTY AGREEMENT - Page 8
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     of the Agent, and then only in the specific instance and for the purpose given. The remedies herein provided are cumulative and not exclusive of any remedies provided by any Applicable Law or any of the other Loan Documents.

          (b) Failure by the Agent or any Lender at any time or times hereafter to require strict performance by the Borrowers, any other Obligor, any Guarantor, or any other Person of any of the requirements contained in any of the Loan Documents now or at any time, from time to time, hereafter executed and delivered by the Borrowers, any other Obligor, any Guarantor, or any such other Person shall not waive, affect, or diminish the right to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Agent, any Lender, or any agent, officer, or employee thereof, respectively.

          (c) No waiver of any Default or Event of Default or any other breach, default, or requirement shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion, and no action permitted hereunder shall in any way affect or impair any of the rights of the Agent or the Lenders or the obligations of any Guarantor under this Guaranty Agreement or under any of the other Loan Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

     9. Notice of Sale. In the event that any Guarantor is entitled to receive any notice under the UCC, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations or this Guaranty Agreement, it is agreed that at least ten days notice of the time and place of any public sale, or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements; provided that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

     10. Payment by Guarantor. Whenever any Guarantor pays any sum which is or may become due under this Guaranty Agreement, written notice must be delivered to the Agent contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment the Agent receives such notice in the manner otherwise prescribed for notices hereunder. For purposes of this Guaranty Agreement, in the absence of such notice in compliance with the provisions hereof, any sum received by the Agent or any Lender on account of the Guaranteed Obligations shall be conclusively deemed paid by the Borrowers.

     11. The Agent. The Agent shall have all of the rights, powers, and benefits, for itself and on behalf of the Lenders, as are prescribed by the Loan Documents.

     12. Cumulative Remedies; No Election. If any Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this


GUARANTY AGREEMENT - Page 9
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Guaranty Agreement, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of the Agent hereunder shall be cumulative of any and all other rights and remedies that the Agent or any Lender may ever have against such Guarantor. The exercise by the Agent or any Lender of any right or remedy hereunder or under any other agreement, document, or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. This Guaranty Agreement may be enforced from time to time as often as occasion for enforcement may arise as may be determined by the Agent, and it is agreed and understood that it shall not be necessary for the Agent, in order to enforce payment by any Guarantor, first to exercise any rights or remedies against any of the Borrowers, any other Obligor, the Collateral, or any other Person under the Loan Documents or any Applicable Law.

     13. Binding Effect. This Guaranty Agreement, and each Guarantor's performance hereunder, is for the benefit of the Agent (for the benefit of the Agent and the Lenders according to their respective interests as provided in the Loan and Security Agreement), and its successors and assigns, and in the event of an assignment by the Agent or any Lender, or their respective successors or assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities, and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities, and obligations without necessity of further express action. This Guaranty Agreement is binding upon each Guarantor, and its successors and assigns.

     14. Contribution and Indemnity. To the extent that any Guarantor shall repay any of the Guaranteed Obligations (any such payment hereinafter being called an "Accommodation Payment") then such Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each other Guarantor in an amount, for each such other Guarantor, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor's Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of each Guarantor. As of any date of determination, the "Allocable Amount" of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder without (a) rendering such Guarantor "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 458 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of
Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this paragraph shall be subordinate in right of payment to the prior payment in full of the Guaranteed Obligations. The provisions of this paragraph shall, to the extent expressly inconsistent with any provision of any Loan Document, supersede such inconsistent provision.

     15. Limitation of Liability in Respect of Unitive Inc., and Unitive Electronics, Inc. Notwithstanding anything in this Guaranty Agreement to the contrary, the liability of each of Unitive Inc., and Unitive Electronics, Inc., respectively, under this Guaranty Agreement shall be


GUARANTY AGREEMENT - Page 10
limited to a maximum aggregate amount equal to the largest amount which could be asserted against such Guarantor hereunder without (a) rendering such Guarantor "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code,
Section 2 of the uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 458 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of
Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA or otherwise rendering its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under any Applicable Law, in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to the value, as assets (as determined under applicable provisions of such laws) of any rights of such Guarantor to subrogation or contribution from the Borrowers, any other Obligor or other Person pursuant to any Applicable Law or any agreement providing for an equitable allocation among Guarantors, the Borrowers and any other Obligor or other Person of their respective obligations thereunder.

     16. Subordination. Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Obligations as herein provided. After the occurrence and during the continuance of an Event of Default, the Subordinated Indebtedness shall not be payable, and no payment of principal, interest, or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained, or applied by any Guarantor unless and until the Guaranteed Obligations shall have been paid in full in cash. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained, or applied by any Guarantor unless and until the Guaranteed Obligations shall have been paid in full in cash. If any sums shall be paid to any Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent without affecting the liability of such Guarantor under this Guaranty Agreement and may be applied by the Agent against the Guaranteed Obligations in accordance with the Loan and Security Agreement. Upon the request of the Agent, each Guarantor shall execute, deliver, and endorse to the Agent such documentation as the Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means, with respect to each Guarantor, all indebtedness, liabilities, and obligations of the Borrowers or any other Obligor other than such Guarantor (the Borrowers and such other Obligor herein the "Debtors") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.


GUARANTY AGREEMENT - Page 11

Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such Liens in favor of such Guarantor, the Agent, or any Lender presently exist or are hereafter created or attached (provided that the foregoing shall not be interpreted or deemed to allow the existence of any such Liens to the extent otherwise prohibited by the Loan Documents). Without the prior written consent of the Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor. In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee, or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Obligations have been paid in full in cash. The Agent may apply any such dividends, distributions, and payments against the Guaranteed Obligations in accordance with the Loan and Security Agreement. Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

     17. Right of Setoff. Each Guarantor hereby grants to the Agent and each Lender a right of setoff upon any and all monies, securities, or other property of such Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to the Agent or any such Lender from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special) and credits of such Guarantor, and any and all claims of such Guarantor against the Agent or any such Lender at any time existing. The right of setoff granted pursuant to this paragraph shall be cumulative of and in addition to the Agent's or any such Lender's common law right of setoff.

     18. Further Assurances. Upon the request of the Agent, each Guarantor will, at any time and from time to time, duly execute and deliver to the Agent any and all such further agreements, documents, and instruments, and supply such additional information, as miay be reasonably necessary or advisable, in the opinion of the Agent, to obtain the full benefits of this Guaranty Agreement.

     19. Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of


GUARANTY AGREEMENT - Page 12
this Guaranty Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. Notwithstanding anything to the contrary contained herein, no provision herein or in any other Loan Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any Applicable Law.

     20. Modification in Writing. No modification, consent, amendment, or waiver of any provision of this Guaranty Agreement, and no consent to any departure by any Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of the Agent and, as to any modification or amendment, the Guarantors, and then shall be effective only in the specific instance and for the specific purpose for which given.

     21. No Waiver, Etc. No notice to or demand on, or consent by, any Guarantor in any case shall, of itself, entitle such Guarantor to any other or further notice or demand, or right to grant or refuse consent, in similar or other circumstances. No delay or omission by the Agent in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

     22. Cumulative Rights. All rights and remedies of the Agent hereunder are cumulative of each other and of every other right or remedy which the Agent or any other Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     23. Expenses. Each Guarantor agrees to pay on demand by the Agent all costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, and performance of the terms and provisions of this Guaranty Agreement and any and all amendments, modifications, renewals, restatements, and/or supplements hereto from time to time, including, without limitation, the reasonable fees and expenses of legal counsel to the Agent. If any Guarantor should breach or fail to perform any provision of this Guaranty Agreement, such Guarantor agrees to pay to the Agent all costs and expenses incurred by the Agent in the enforcement of this Guaranty Agreement from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to the Agent.

     24. No Oral Agreements. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE GUARANTORS AND THE AGENT RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE GUARANTORS AND THE AGENT. THIS GUARANTY AGREEMENT SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT.


GUARANTY AGREEMENT - Page 13

     25. Notices. Unless otherwise specifically provided in this Guaranty Agreement, all notices or other communications required or permitted to be given under this Guaranty Agreement shall be given, if to the Agent, as specified in the Loan and Security Agreement, or if to any Guarantor, as specified for such Guarantor as an Obligor in the Loan and Security Agreement.

     26. Survival. All representations, warranties, covenants and agreements of each Guarantor in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

     27. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty Agreement. A telecopy of any such executed counterparts shall be deemed valid as an original.

     28. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

          i. THIS GUARANTY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE GUARANTORS, THE AGENT, AND THE LENDERS SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT IN THE EVENT THAT ANY COURT DETERMINES THAT NEW YORK LAW DOES NOT GOVERN, THE LAWS OF THE STATE OF TEXAS SHALL GOVERN, IN ANY SUCH CASE, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS); AND PROVIDED FURTHER THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          ii. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GUARANTORS, THE AGENT, AND EACH OF THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTORS, THE AGENT, AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING, EACH GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.


GUARANTY AGREEMENT - Page 14

          iii. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

     29. Waiver of Jury Trial. TO THE FULLEST EXTENT ALLOWED BY LAW, EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS PARAGRAPH AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY AGREEMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS GUARANTY AGREEMENT.

     30. Irrevocable Nature of Guaranty. This Guaranty Agreement shall be irrevocable. Each Guarantor acknowledges that any purported or attempted revocation shall constitute an Event of Default.

     31. Headings. The paragraph headings in this Guaranty Agreement are for convenience of identification only and do not limit any of the provisions hereof.



                  [Remainder of page intentionally left blank]


GUARANTY AGREEMENT - Page 15

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.


                                   GUARANTORS:

                                   AMKOR TECHNOLOGY, INC.


                                          By: /s/ Kenneth T. Joyce
                                              ----------------------------------
                                          Name:        Kenneth T. Joyce
                                                --------------------------------
                                          Title:       Chief Financial Officer
                                                 -------------------------------


                                   UNITIVE, INC.


                                          By: /s/ Joanne Solomon
                                              ----------------------------------
                                          Name: Joanne Solomon
                                                --------------------------------
                                          Title: Treasurer
                                                 -------------------------------


                                   UNITIVE ELECTRONICS, INC.


                                          By: /s/ Joanne Solomon
                                              ---------------------------------
                                          Name: Joanne Solomon
                                                -------------------------------
                                          Title: Treasurer
                                                 ------------------------------


GUARANTY AGREEMENT - Page 16